                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): August 22, 2005

                            PRIMEENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-7406                                  84-0637348
     (Commission File Number)              (IRS Employer Identification No.)

                              One Landmark Square
                          Stamford, Connecticut 06901
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 358-5700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THIS REPORT

      This Amendment No. 1 is being filed as an amendment to the Current Report on Form 8-K of PrimeEnergy Corporation filed with the Securities and Exchange Commission on August 26, 2005. Item 2.01 is herein amended as set forth below. The required financial information is filed herewith as set forth in Item 9.01(b) below.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 22, 2005, F-W Oil Exploration L.L.C. ("FWOE"), a subsidiary of the Registrant, contributed and assigned certain oil and gas properties and pipelines, equipment, facilities and fixtures appurtenant thereto, in off-shore Gulf of Mexico (the "Properties") to FWOE Partners L.P. ("Partners"). In exchange for the Properties FWOE received an initial 20% General Partnership interest in Partners and a cash distribution from Partners of $42.9 million, of which $25.2 million was used to repay outstanding bank debt and extinguish liens against the contributed properties.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                                                                                                   PAGE
                                                                                                   ----
(b) Pro Forma Consolidated Financial Statements (Unaudited)

Introduction                                                                                        F-1

Pro Forma Consolidated Balance Sheet (Unaudited) June 30, 2005                                      F-2

Pro Forma Consolidated Income Statement (Unaudited) for the Year Ended December 31, 2004            F-3

Pro Forma Consolidated Income Statement (Unaudited) for the Six Months Ended June 30, 2005          F-4

Notes to Pro Forma Consolidated Financial Statements (Unaudited)                                    F-5



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PrimeEnergy Corporation

Date: November 4, 2005                  By:      /s/ Charles E. Drimal, Jr.
                                           -------------------------------------
                                                     Charles E. Drimal, Jr.
                                           Chief Executive Officer and President

                             PRIMEENERGY CORPORATION

             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The accompanying pro forma consolidated financial statements have been prepared by recording pro forma adjustments to the historical consolidated financial statements of PrimeEnergy Corporation. The pro forma consolidated balance sheet as of June 30, 2005, has been prepared as if the disposition of assets occurred on June 30, 2005. The pro forma consolidated income statement for the year ended December 31, 2004, has been prepared as if the disposition of assets occurred on January 1, 2004. The pro forma consolidated income statement for the six months ended June 30, 2005, has been prepared as if the disposition of assets occurred on January 1, 2005.

These pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transactions been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the pro forma consolidated income statements due to normal production declines, changes in prices, future transactions and other factors. These statements should be read in conjunction with our audited consolidated financial statements and the related notes for the year ended December 31, 2004, included in our 2004 Form 10-K, and our unaudited consolidated financial statements and related notes for the six months ended June 30, 2005, included in our Form 10-Q for the quarter ended June 30, 2005.

                             PRIMEENERGY CORPORATION
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 2005

                                                                                           PRO FORMA
                                                                                          ADJUSTMENTS
                                                                                         DISPOSITION OF
                                                                       HISTORICAL          PROPERTIES                   PRO FORMA
                                                                     --------------     ----------------              -------------
ASSETS
Total current assets                                                 $   21,605,000           42,900,000   (a)        $  32,033,000
                                                                                             (32,472,000)  (b)
Property and Equipment
Oil and gas properties (successful efforts method), net                  65,788,000          (23,764,000)  (a)           42,024,000
Field service equipment and other, net                                    3,263,000                                       3,263,000
                                                                     --------------     ----------------              -------------
Net property and equipment                                               69,051,000          (23,764,000)                45,287,000

Other assets                                                                367,000                                         367,000
                                                                     --------------     ----------------              -------------
TOTAL ASSETS                                                         $   91,023,000          (13,336,000)             $  77,687,000
                                                                     ==============     ================              =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                 $   14,394,000                                   $  14,394,000
    Other current liabilities                                             5,104,000                                       5,104,000
                                                                     --------------                                   -------------
       Total current liabilities                                         19,498,000                                      19,498,000

Long-term bank debt                                                      38,800,000          (25,200,000)  (b)           13,600,000
Asset retirement obligation                                               1,847,000             (260,000)  (c)            1,587,000
Deferred income taxes                                                    10,420,000                                      10,420,000
                                                                     --------------     ----------------              -------------
        Total liabilities                                                70,565,000          (25,460,000)                45,105,000
                                                                     --------------     ----------------              -------------
 Stockholders' equity:
    Preferred stock, $.10 par value,
        authorized 5,000,000 shares, none issued                                 --                                              --
    Common stock, $.10 par value, authorized
        10,000,000 shares; issued 7,694,970 in 2005 and 2004                769,000                                         769,000
    Paid in capital                                                      11,024,000                                      11,024,000
    Retained earnings                                                    27,227,000           12,124,000                 39,351,000
                                                                     --------------     ----------------              -------------
                                                                         39,020,000                                      51,144,000
    Treasury stock, at cost, 4,320,354 common shares
       at 2005 and 4,202,745 common shares at 2004                      (18,562,000)                                    (18,562,000)
                                                                     --------------     ----------------              -------------
        Total stockholders' equity                                       20,458,000           12,124,000                 32,582,000
                                                                     --------------     ================              -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $   91,023,000          (13,336,000)             $  77,687,000
                                                                     ==============     ================              =============



     See accompanying notes to pro forma consolidated financial statements.

                             PRIMEENERGY CORPORATION
              PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                 PRO FORMA
                                                                                ADJUSTMENTS
                                                                               DISPOSITION OF
                                                             HISTORICAL          PROPERTIES                    PRO FORMA
                                                           --------------     ----------------              ---------------
REVENUE:
    Oil and gas sales                                      $   43,967,000          (6,552,000)  (d)         $    37,415,000
    Field service income                                       11,965,000                                        11,965,000
    Administrative overhead fees                                6,317,000                                         6,317,000
    Interest and other income                                     179,000                                           179,000
                                                           --------------     ----------------              ---------------
       Total revenue                                           62,428,000          (6,552,000)                   55,876,000

COSTS AND EXPENSES:
    Lease operating expense                                    14,939,000            (707,000)  (d)              14,232,000
    Field service expense                                      10,939,000                                        10,939,000
    Depreciation, depletion and amortization                   12,156,000          (3,490,000)  (e)               8,666,000
    General and administrative expense                          7,536,000                                         7,536,000
    Exploration costs                                           5,499,000                                         5,499,000
                                                           --------------     ----------------              ---------------
        Total costs and expenses                               51,069,000          (4,197,000)                   46,872,000

INCOME FROM OPERATIONS                                         11,359,000          (2,355,000)                    9,004,000
Interest expense                                                1,136,000            (193,000)  (f)                 943,000
Gain on sale and exchange of assets                                75,000                                            75,000
                                                           --------------     ----------------              ---------------
NET INCOME BEFORE INCOME TAXES                                 10,223,000          (2,162,000)                    8,136,000

Provision for income taxes                                      3,023,000              821,000  (g)               2,202,000
                                                           --------------     ----------------              ---------------
NET INCOME                                                 $    7,275,000          (1,341,000)              $     5,934,000
                                                           ==============     ================              ===============

Basic income per common share                                      $ 2.04                (.38)                       $ 1.66

Diluted income per common share                                    $ 1.70                (.31)                       $ 1.39





     See accompanying notes to pro forma consolidated financial statements.

                             PRIMEENERGY CORPORATION
               PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005


                                                                                PRO FORMA
                                                                               ADJUSTMENTS
                                                                              DISPOSITION OF
                                                          HISTORICAL            PROPERTIES                   PRO FORMA
                                                       ----------------      ----------------             ----------------
REVENUE:
    Oil and gas sales                                     $  23,381,000           (4,333,000)    (d)         $  19,048,000
    Field service income                                      7,004,000                                          7,004,000
    Administrative overhead fees                              3,554,000                                          3,554,000
    Loss on derivative instruments, net                        (285,000)                                          (285,000)
    Interest and other income                                    32,000                                             32,000
                                                       ----------------      ----------------             ----------------
       Total revenue                                         33,686,000           (4,333,000)                   29,353,000
                                                       ----------------      ----------------             ----------------
COSTS AND EXPENSES:
    Lease operating expense                                   8,771,000             (308,000)    (d)             8,463,000
    Field service expense                                     5,949,000                                          5,949,000
    Depreciation, depletion and amortization                  6,133,000             (850,000)    (e)             5,283,000
    General and administrative expense                        4,181,000                                          4,181,000
    Exploration costs                                           271,000                                            271,000

                                                       ----------------      ----------------             ----------------
        Total costs and expenses                             25,305,000           (1,158,000)                   24,147,000
                                                       ----------------      ----------------             ----------------
INCOME FROM OPERATIONS                                        8,381,000           (3,175,000)                    5,206,000
Interest expense                                                827,000             (239,000)    (f)               588,000
Gain on sale and exchange of assets                              70,000                                             70,000
                                                       ----------------      ----------------             ----------------
NET INCOME BEFORE INCOME TAXES                                7,624,000           (2,936,000)                    4,688,000

Provision for income taxes                                    3,050,000           (1,116,000)    (g)             1,934,000
                                                       ----------------      ----------------             ----------------
NET INCOME                                                   $4,574,000           (1,820,000)                $   2,754,000
                                                       ================      ================             ================

Basic income per common share                             $        1.33                  (.53)               $         .80

Diluted income per common share                           $        1.10                  (.44)               $         .66




     See accompanying notes to pro forma consolidated financial statements.

                             PRIMEENERGY CORPORATION

        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)



1. Basis of Presentation

On August 22, 2005, F-W Oil Exploration L.L.C. ("FWOE"), a subsidiary of PrimeEnergy Corporation, contributed and assigned certain oil and gas properties and pipelines, equipment, facilities and fixtures appurtenant thereto, in off-shore Gulf of Mexico (the "Properties") to FWOE Partners L.P. ("Partners"). In exchange for the Properties, FWOE received an initial 20% General Partnership interest in Partners and a cash distribution from Partners of $42.9 million, of which $25.2 million was used to repay outstanding bank debt and extinguish liens against the contributed properties. The cash distribution includes adjustments for estimated net revenues from the effective date of April 1, 2005, estimated capital expenditures and other typical closing adjustments. Post closing adjustments including final net revenues and capital expenditures will be made within 90 days.

The accompanying pro forma consolidated financial statements have been prepared by recording pro forma adjustments to the historical consolidated financial statements of PrimeEnergy Corporation. The pro forma consolidated balance sheet as of June 30, 2005, has been prepared as if the transaction occurred on June 30, 2005. The pro forma consolidated income statement for the year ended December 31, 2004, has been prepared as if the transaction occurred on January 1, 2004. The pro forma consolidated income statement for the six months ended June 30, 2005 has been prepared as if the transaction occurred on January 1, 2005.

2. Pro Forma Adjustments

   Pro forma adjustments necessary to adjust the consolidated balance sheet for the disposition of the Properties are as follows:

     (a) To adjust for the net change in oil and gas properties and the receipt of the cash distribution from Partners.


     (b) To adjust for an estimated tax payment at statutory rates and the repayment of long-term bank debt.

     (c) To adjust the estimated asset retirement obligation related to the Properties.


   Pro forma adjustments necessary to adjust the consolidated income statements for the disposition of the Properties are as follows:

     (d) To adjust for the historical revenue and direct operating expenses related to the Properties.


     (e) To adjust for the estimated depreciation and depletion expense related to the Properties.

     (f) To adjust for the interest expense related to the repayment of long-term debt.

     (g) To adjust for income tax expense related to the Properties' operations.


3. Pro Forma Supplemental Oil and Gas Reserve Information

Estimated Quantities of Pro Forma Proved Oil and Gas Reserves

     Pro forma reserve estimates at December 31, 2004, are based on reports prepared by independent petroleum engineers for proved reserves of PrimeEnergy Corporation using December 31, 2004, prices and costs.

     Proved reserves are estimated quantities of crude oil, natural gas and natural gas liquids which, based on geologic and engineering data, are estimated to be reasonably recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. Because of inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available.

   Pro Forma Proved Oil and Gas Reserves at December 31, 2004


                                         Reserve Category
           ---------------------------------------------------------------------------
                      Proved Developed                     Proved Undeveloped                           Total
           ------------------------------------- ------------------------------------- ---------------------------------
  As of            Oil                Gas                Oil                Gas                Oil                Gas
  12-31          (bbls)              (Mcf)             (bbls)              (Mcf)             (bbls)              (Mcf)
---------  ------------------ ------------------ ------------------ ------------------ ------------------ --------------
  2004         2,840,000          34,681,000               --             257,000          2,840,000          34,424,000



Standardized Measure of Discounted Future Net Cash Flows Relating to Pro Forma Proved Oil and Gas Reserves


     The standardized measure of discounted future net cash flows ("standardized measure") is prepared using assumptions required by the Financial Accounting Standards Board. Such assumptions include the use of year-end prices for oil and gas and year-end costs for estimated future development and production expenditures to produce year-end estimated proved reserves. Discounted future net cash flows are calculated using a 10% rate.

     The standardized measure does not represent our estimate of future net cash flows or the value of proved oil and gas reserves. Probable and possible reserves, which may become proved in the future, are excluded from the calculations. Furthermore, year-end prices, used to determine the standardized measure of discounted cash flows, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.


          Pro Forma Standardized Measure of Discounted Future Net Cash Flows at December 31, 2004


                                                                      2004
                                                              -----------------
Future cash inflows                                           $     311,981,000
Future production and development costs                            (155,107,000)
Future income tax expenses                                          (44,252,000)
                                                              -----------------
Future net cash flows                                               112,622,000
10% annual discount for estimated timing of cash flow               (48,468,000)
                                                              -----------------
Standardized measure of discounted future net cash flows      $      64,154,000
                                                              =================

     Pro Forma Changes in Standardized Measure of Discounted Future Net Cash
Flows


Sales of oil and gas produced, net of production costs        $     (23,183,000)
Net changes in prices and production costs                           10,192,000
Extensions, discoveries and improved recovery                         7,857,000
Revisions of previous quantity estimates                                (92,000)
Reserves purchased, net of development costs                          2,238,000
Net change in development costs                                      (4,080,000)
Reserves sold                                                       (13,299,000)
Accretion of discount                                                 6,459,000
Net change in income taxes                                            5,118,000
Other                                                                  (308,000)
Net change                                                           (9,098,000)
Standardized measure of discounted future net cash flow:
Beginning of year                                                    73,252,000
                                                                     ----------
End of year                                                   $      64,154,000
                                                              =================